Exhibit 99.1

                                 AMENDMENT NO. 1

                          Dated as of February 13, 2007

                                       to

                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 2006

                                      among

                                  CWALT, INC.,
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.,
                                     Seller

                                PARK GRANADA LLC,
                                     Seller

                                PARK MONACO INC.,
                                     Seller

                                PARK SIENNA LLC,
                                     Seller

                      COUNTRYWIDE HOME LOANS SERVICING LP,
                                 Master Servicer

                                       and

                              THE BANK OF NEW YORK,
                                     Trustee

                        ALTERNATIVE LOAN TRUST 2006-HY12


              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HY12


                     --------------------------------------

      THIS AMENDMENT NO. 1, dated as of February 13, 2007 (the "Amendment"), to the Pooling and Servicing Agreement (as defined below), is among CWALT, INC., as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC. ("Countrywide"), as a seller (a "Seller"), PARK GRANADA LLC ("Park Granada"), as a seller (a "Seller"), PARK MONACO INC. ("Park Monaco"), as a seller (a "Seller"), PARK SIENNA LLC ("Park Sienna"), as a seller (a "Seller"), COUNTRYWIDE HOME LOANS SERVICING LP, as master servicer (the "Master Servicer"), and THE BANK OF NEW YORK, as trustee (the "Trustee").

                               W I T N E S S E T H

      WHEREAS, the Depositor, Countrywide, as a Seller, Park Granada, as a Seller, Park Monaco, as a Seller, Park Sienna, as a Seller, the Master Servicer, and Trustee entered into a Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), providing for the issuance of the Series 2006-HY12 Certificates;

      WHEREAS, the transaction evidenced by the Pooling and Servicing Agreement closed on June 29, 2006 (the "Closing Date");

      WHEREAS, the parties to the transaction wish to delete Section 4.02(c) of the Pooling and Servicing Agreement in its entirety so as to provide that the portion of Available Funds to be distributed as principal of the Senior Certificates on each Distribution Date on or after the Senior Credit Support Depletion Date will be distributed in accordance with Section 4.02(a)(iv)(y) and not concurrently, on the basis of the Class Certificate Balance of such Senior Certificates;

      WHEREAS, with certain limitations not applicable here, the first paragraph of Section 10.01 of the Pooling and Servicing Agreement provides that it may be amended by the Depositor, each Seller, the Master Servicer and the Trustee without the consent of any of the Certificateholders to conform the Pooling and Servicing Agreement to the Prospectus and the Prospectus Supplement provided to investors in connection with the initial offering of the Certificates;

      WHEREAS, the Depositor and the Master Servicer have concluded that no consent of any Class of Certificates is required for the adoption of the Amendment; and

      WHEREAS, the Depositor has delivered to the Trustee an Opinion of Counsel in accordance with the provisions of the Pooling and Servicing Agreement;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined terms.

      For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

      SECTION 2. Amendment.

      As of the Closing Date, Section 4.02(c) is deleted in its entirety and replaced with the following:

      "[Reserved]"

      SECTION 3. Effect Of Amendment.

      Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Sellers, the Master Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

      SECTION 4. Binding Effect.

      The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

      SECTION 5. Governing Law.

      THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 6. Severability of Provisions.

      If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

      SECTION 7. Section Headings.

      The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      SECTION 8. Counterparts.

      This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Depositor, the Sellers, the Master Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                  CWALT, INC.,
                                   as Depositor


                                  By: /s/   Darren Bigby
                                     ------------------------------
                                     Name:  Darren Bigby
                                     Title: Vice President

                                  THE BANK OF NEW YORK,
                                   as Trustee


                                  By: /s/   Matthew J. Sabino
                                     ------------------------------
                                     Name:  Matthew J. Sabino
                                     Title: Assistant Treasurer

                                  COUNTRYWIDE HOME LOANS, INC.,
                                   as a Seller


                                  By: /s/   Darren Bigby
                                     ------------------------------
                                     Name:  Darren Bigby
                                     Title: Vice President

                                  PARK GRANADA LLC,
                                   as a Seller


                                  By: /s/   Darren Bigby
                                     ------------------------------
                                     Name:  Darren Bigby
                                     Title: Vice President

                                  PARK MONACO INC.,
                                   as a Seller


                                  By: /s/   Darren Bigby
                                     ------------------------------
                                     Name:  Darren Bigby
                                     Title: Vice President

                                  PARK SIENNA LLC,
                                   as a Seller



                                  By: /s/   Darren Bigby
                                     ------------------------------
                                     Name:  Darren Bigby
                                     Title: Vice President

                                  COUNTRYWIDE HOME LOANS SERVICING LP,
                                   as Master Servicer

                                  By: COUNTRYWIDE GP, INC.



                                  By: /s/   Darren Bigby
                                     ------------------------------
                                     Name:  Darren Bigby
                                     Title: Vice President